Exhibit 3.171

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF “FAUQUIER JV, LLC”, FILED IN THIS OFFICE ON THE TWENTY-EIGHTH DAY OF JUNE, A.D. 2013, AT 1:59 O’CLOCK P.M.

/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State
5359199 8100	AUTHENTICATION: 0558115

130830468	DATE: 07-02-13
You may verify this certificate online
at corp.delaware.gov/authver.shtml

1

CERTIFICATE OF FORMATION
OF
FAUQUIER JV, LLC

Pursuant to Section 18-201 of the Delaware Limited Liability Company Act (the “Act”), the undersigned, desiring to form a limited liability company, does hereby certify as follows:

1.                                      The name of the limited liability company is Fauquier JV, LLC (the “Company”).

2.                                      The address of the Company’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

3.                                      This Certificate of Formation shall be effective upon filing with the Delaware Secretary of State.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation on this 27th day of June, 2013.

/s/ Christy S. Green
Christy S. Green
Authorized Person

State of Delaware
Secretary of State
Division of Corporations
Delivered 02:13 PM 06/28/2013
FILED 01:59 PM 06/28/2013
SRV 130830468 - 5359199 FILE

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “FAUQUIER JV, LLC”, CHANGING ITS NAME FROM “FAUQUIER JV, LLC” TO “LAS CRUCES CARDIOLOGY GROUP, LLC”, FILED IN THIS OFFICE ON THE TWENTY-SIXTH DAY OF JULY, A.D. 2013, AT 12:24 O’CLOCK P.M.

/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State
5359199 8100	AUTHENTICATION: 0621076

130922552	DATE: 07-29-13
You may verify this certificate online
at corp.delaware.gov/authver.shtml

1

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:58 PM 07/26/2013
FILED 12:24 PM 07/26/2013
SRV 130922552 - 5359199 FILE

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT

1.                                      Name of Limited Liability Company: Fauquier JV, LLC

2.                                      The Certificate of Formation of the limited liability company is hereby amended as follows:

Paragraph 1 is hereby deleted in its entirety and replaced with the following:

1. The name of the limited liability company is Las Cruces Cardiology Group, LLC (the “Company”).

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 24th day of July, A.D. 2013.

By:	/s/ Christy S. Green
Authorized Person(s)

Name:	Christy S. Green
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